FirstEnergy(R)

On Course & Looking Ahead
[Graphic]

EEI Financial Conference
San Francisco, California
October 29 - November 1, 2000

Pete Burg
Chairman & CEO

KEY STATEGIC PROCESS
[Graphic]

ON COURSE. . .

   -  Continued execution of retail strategy

   -  Favorable restructuring resolution

      -  Opportunity for full stranded cost recovery

   -  Improved generation performance

   -  Enhanced growth prospects resulting from FE/GPU merger

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FirstEnergy(R)       EEI Financial Conference      Strategy Overview
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

FIRSTENERGY BUSINESS MODEL

COMPETITIVE

Competitive Business Unit

     - Generation

     - Facilities Services

     - Natural Gas

     - Trading

- Market penetration

- Margin expansion

- Value added services

- Generation efficiency

- Beaver Valley/FENOC integration

Shared Services Unit

     - Information Technology

     - Finance

     - Human Resources


- Debt reduction

- Risk management

- e-Business

- Efficiency improvements


REGULATED

Regulated Business Unit

     - Transmission

     - Distribution

- Retain existing customers

- Aggressive cost control/efficiency improvements

- For-profit transco

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FirstEnergy(R)         EEI Financial Conference      Strategy Overview
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

RETAIL GROWTH STRATEGY

- Aggressively grow customer and revenue base within 13-state region

- Targeted approach

  - Primary focus on profitable C&I segments

- Leverage customer relationships to forge long-term partnerships

- Focus on value-added services to maximize margins

- Bundled asset-backed approach distinguishes FE from competitors

[Graphic]
ELECTRICITY

NATURAL GAS

VALUE ADDED SERVICES
Facilities Services, Telecom, Energy Management

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FirstEnergy(R)         EEI Financial Conference        Retail Strategy
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

MASTER ENERGY SERVICES AGREEMENT (MESA)

-  Total Customer Solution

   -  Electricity, Natural Gas, HVAC Service & Construction,
      Telecom

   -  Facilities Services, Energy Management, Fuel Services,
      Laboratory Services

-  Targeted Segment

   -  Large multi-facility customers

   -  3+ year terms

   -  Substantial pull-through opportunities

- Market potential of up to $45 million annual net margin contribution

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FirstEnergy(R)          EEI Financial Conference       Retail Strategy
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

MESA
Master Energy Services Agreement
SUCCESSES

Republic Technologies International (TM)
The Reserve Group
ACME
Boyas Excavating
Kent State University

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

FIRSTENERGY SERVICES NATURAL GAS PROMOTION
Customer Target                             43,000
(Residential/Small Business)

Customer Applications         greater than 100,000
1-year term                   lesser than       10%
3-year term                   greater than      90%


Over 80% requested to receive future information from FirstEnergy
Services

[Graphic]
For years, you've counted on us.

[Graphic]
Now, we're having a blue light special.

Save at least 20% on natural gas.
And 10% on electricity.

Call 1-877-524-SAVE to sign up and save today.

FirstEnergy Services, your local hometown company, can supply your home with natural gas at a 20% price savings. How? We have the largest natural gas reserves in the state of Ohio. We've been supplying customers with natural gas for over 15 years. And we'll also offer you an additional 10% savings on the generation of your electricity beginning January 1st if you choose us as your electric supplier. So sign up and save today.

FIRSTENERGY

Offer expires October 3, 2000. Natural gas offer applies only to East Ohio Gas residential and small business customers. Electricity offer applies only to customers of Ohio Edison, The Illuminating Company, or Toledo Edison. Energy savings percentages are based on current rates and average usage. Actual savings may vary.
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FirstEnergy(R)          EEI Financial Conference       Retail Strategy
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

DRIVERS OF EXPECTED EARNINGS GROWTH

Contributors to EPS Growth Rate

[Graph]

-  Utilities                                 2.0%

   -  Domestic

   -  International

-  Unregulated Retail                        4.0 - 4.5%
   -  Electric

   -  Natural Gas

   -  Facility Services

-  Unregulated Other                         1.0 - 1.5%

   -  Utility Infrastructure Construction

   -  Telecommunications

   -  Unregulated International

-  Total EPS Growth Rate                     7.0 - 8.0%


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FirstEnergy(R)           EEI Financial Conference       Retail Strategy
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

FE-GPU POWER SUPPLY MODEL

- FE-GPU supply needs can be managed with a balanced portfolio involving three elements. . .

- The portfolio will be dynamic as supply requirements and market liquidity change

-  Owned assets

-  Long-term market contracts

-  Short-term market purchases

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FirstEnergy(R)         EEI Financial Conference     FE-GPU Power Supply
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

FIRSTENERGY IS WELL POSITIONED TO MANAGE A COMBINED FE-GPU SUPPLY AND DEMAND PORTFOLIO

- FirstEnergy's generation portfolio provides options for PJM supply

-  FE's generation capacity is expanding

-  Comprehensive risk management program

-  Manageable transmission situation

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FirstEnergy(R)       EEI Financial Conference      FE-GPU Power Supply
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

FE'S GENERATION PROVIDES OPTIONS

-  FE's generation serves as an attractive hedge for PJM supply

   -  Effective financial hedge; physical delivery not required

-  Increased fossil utilization

   -  Reduced cycling costs

   -  Up to 4,000,000 MWh (750 MW) off-peak

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FirstEnergy(R)       EEI Financial Conference      FE-GPU Power Supply
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

OUR POWER SUPPLY PLAN STARTS WITH A PORTFOLIO IN EXCESS OF 12,000 MW OF OWNED ASSETS

PLUS:                                                     MW
                                                          --
     Richland Turbines (Summer 2000)                     390
     West Lorain Turbines (Summer 2001)                  425
     Combustion Turbines (Summer 2002)                   340
                                                       -----
                                            Subtotal   1,155

     OVEC load release                                   380
     PEPCO contract termination (2005)                   450 (1)
     Increased utilization of fossil generation (2)      160
     Customer load diversity                             350
                                                       -----
                                            Total      2,495 MW

(1)  presently served load
(2)  on-peak capacity


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FirstEnergy(R)       EEI Financial Conference      FE-GPU Power Supply
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

ADDITIONAL ELEMENTS OF THE SUPPLY PLAN

-  CAPACITY IS AVAILABLE IN PJM

   -  Innovative options are available

      -  Medium/long-term contracts

      -  Tolling agreements

      -  Swaps

   -  PJM has substantial new capacity planned

-  COMMODITY RISK MANAGEMENT

   -  Adjust supply portfolio to mirror sales portfolio

   -  Asset mix (physical vs. contracts)

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FirstEnergy(R)       EEI Financial Conference      FE-GPU Power Supply
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

FIRSTENERGY(R)
ON COURSE & LOOKING AHEAD
[Graphic]

EEI Financial Conference
San Francisco, California
October 29 - November 1, 2000

Rich Marsh
Vice President & CFO

IMPROVED GENERATION PERFORMANCE
[Graphic]

   -  Increased availability

   -  Improved portfolio mix

   -  Reduced production cost

   -  Economies of scale

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FirstEnergy(R) EEI Financial Conference  Improved Generation Performance
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

COMPETITIVE IMPROVEMENT FOSSIL GENERATION

FOSSIL FUEL & FUEL-RELATED EXPENDITURES
[Graph]

                 ($/MWh)
                  -------
-  1998           $14.59
-  1999           $13.83
-  2000 Target    $10.15
-  2001 Target    $10.60

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FirstEnergy(R) EEI Financial Conference  Improved Generation Performance
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

GENERATION PERFORMANCE - CAPACITY FACTORS

DAVIS-BESSE
[Graph]


-  1997                   93.9%
-  1998 (42-day RFO)      80.2%
-  1999                   96.4%
-  YTD 9/00 (47-day RFO)  83.1%


PERRY
[Graph]


-  1997 (41-day RFO)      78.4%
-  1998                  100.3%
-  1999 (37-day RFO)*     89.9%
-  YTD 9/00               95.6%


[Graphic]
* Perry's shortest refueling outage (a record for similar units).

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FirstEnergy(R) EEI Financial Conference  Improved Generation Performance
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

GENERAL PERFORMANCE - CAPACITY FACTORS

BEAVER VALLEY #1
[Graph]


-  1997 (115-day RFO)     56.3%
-  1998                   39.8%
-  1999                   86.1%
-  YTD 9/00 (52-day RFO)  76.2%


BEAVER VALLEY #2
[Graph}


-  1997                   85.7%
-  1998                   24.4%
-  1999 (44-day RFO)*     80.2%
-  YTD 9/00               94.3%


[Graphic]
*Shortest refueling outage in plant's history.

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FirstEnergy(R) EEI Financial Conference  Improved Generation Performance
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


COMPETITIVE IMPROVEMENT NUCLEAR GENERATION

PRODUCTION COST*
[Graph]

                             ($/MWh)
                             -------
-  1998                       $23.85
-  1999                       $18.72
-  2000 Target                $19.34
-  2001 Target                $16.72

* includes fuel


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FirstEnergy(R) EEI Financial Conference  Improved Generation Performance
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

BENEFITS OF THE MERGER

CREATES PREMIER SUPPLIER IN 13-STATE REGION

-  Scale and scope

   -  6th largest customer base nationally

   -  Broadened unregulated market opportunities

   -  Advances retail strategy and brand image

-  Commitment to shareholder value

   -  Expected to be accretive to earnings and cash flow

   -  Enhanced revenue potential

   -  Substantial cost-reduction opportunities

   -  Accelerated earnings growth target of 7% - 8%

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FirstEnergy(R)       EEI Financial Conference     FirstEnergy-GPU Merger
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

SHAREHOLDER VOTE TIMEFRAME
Fall 2000

SEPTEMBER

S-4 Registration Statement filed with the SEC (9/22)

OCTOBER

Record Date (10/12)

Proxy material released (10/19)

NOVEMBER

Special shareholder meeting (11/21)

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FirstEnergy(R)     EEI Financial Conference      FirstEnergy-GPU Merger
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

MERGER INTEGRATION PROCESSES

-  Steering Committee, Integration Teams formed

-  Two-track approach:

   -  Strategy Track - completed by end of February

   -  Transition Track - completion by end of April

-  Team objectives:

   -  Identify/Capture synergies

   -  Adopt best practices

   -  Position combined company for growth

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

REGULATORY APPROVALS

-  NRC - filed for Indirect License Transfer of Control in September

-  FERC and FCC filings - by mid-November

-  PA and NJ PUC filings - by mid-November

-  Argentina filing - by mid-November

- SEC Public Utility Holding Company Act of 1935 filing - by mid-November

-  DOJ/FTC (Hart-Scott-Rodino) filing - by end of November

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

FINANCIAL RESULTS - 2000

                                            3rd Qtr.      YTD
                                            --------      ---
1999 EPS                                     $ 0.82     $ 1.97
Utility Electric Revenues                     (0.20)     (0.23)
Fuel and Purchased Power Expenses              0.20       0.25
Other Operation and Maintenance               (0.12)     (0.26)
Gain on Sale of Emission Allowances            0.10       0.13
Accelerated Depreciation and Amortization      0.07      (0.03)
Unregulated Businesses                        (0.05)      0.03
Financing Costs                                0.04       0.11
General Taxes and Shares Outstanding           0.04       0.06
Other - Net                                   (0.01)      0.09
                                             ------     ------
2000 EPS                                     $ 0.89     $ 2.12


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FirstEnergy(R)        EEI Financial Conference         Financial Update
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CASH FORECAST


(millions)                           2000E    2001E
                                     -----    -----
Shareholder Cash Flow (1)            $ 880    $ 895
Common Dividends                       333      327
                                     -----    -----
FREE CASH FLOW                       $ 547    $ 568

Mandatory Redemptions                $ 406    $ 187

(1) Shareholder cash flow is after construction, interest, preferred dividends, and taxes.


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FirstEnergy(R)         EEI Financial Conference         Financial Update
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

DEBT REDEMPTIONS/REFINANCINGS


                     3rd Qtr.                      YTD
               ---------------------       ---------------------
                          Annualized                  Annualized
                           Interest                    Interest
(millions)     Principal   Savings         Principal   Savings
               ---------  ----------       ---------  ----------
Redemptions      $252        $18             $383         $27

Refinancings      147          1              449           4
                 ----        ---             ----         ---
     Total       $399        $19             $832         $31


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FirstEnergy(R)         EEI Financial Conference        Financial Update
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

SHARE REPURCHASE PROGRAM

   -  Up to 15 million shares over a 3-year period

   -  Purchases based on market conditions and financial flexibility

   -  Purchases through October 20:

      -  Shares Acquired:     11.4 million

      -  Funds Used:          $291.6 M

      -  Average Price:       $25.57 per share


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FirstEnergy(R)         EEI Financial Conference         Financial Update
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

2001 OHIO RESTRUCTURING - FINANCIAL IMPACTS

   -  5% Residential Generation Credit

      -  approximate $50 M revenue reduction

   -  Shopping Incentives

      -  approximate $70 M annualized cash flow impact
         (assumes 20% shopping target is met)

   -  Transition cost amortization begins, accelerations end

      -  amortization linked to transition revenue

      -  shopping incentives reduce amortization

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FirstEnergy(R)         EEI Financial Conference         Financial Update
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

KEY STRATEGIC PROGRESS
[Graphic]

LOOKING AHEAD. . .

   -  Execution of retail strategy

   -  Favorable restructuring resolution

   -  Enhanced growth prospects from merger

   -  Improved generation performance

   -  Improved financial outlook

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FirstEnergy(R)         EEI Financial Conference         Progress Summary
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

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT
OF 1995

This publication contains forward-looking statements within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of FirstEnergy Corp. and GPU, Inc. are based on current expectations that are subject to risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, risks and uncertainties relating to: failure to obtain expected synergies from the merger, delays in obtaining or adverse conditions contained in any required regulatory approvals, changes in laws or regulations, economic or weather conditions affecting future sales and margins, changes in markets for energy services, changing energy market prices, availability and pricing of fuel and other energy commodities, legislative and regulatory changes (including revised environmental and safety requirements), availability and cost of capital and other similar factors. Readers are referred to FirstEnergy's and GPU's joint proxy statement/prospectus dated October 19, 2000 and their most recent reports filed with the Securities and Exchange Commission.

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FirstEnergy(R)    EEI Financial Conference    Going Forward Information
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

 ADDITIONAL INFORMATION AND WHERE TO FIND IT

 In connection with the proposed merger FirstEnergy Corp. and GPU, Inc. have filed a definitive joint proxy statement/prospectus with the SEC. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THIS JOINT PROXY STATEMENT/PROSPECTUS. THE JOINT PROXY STATEMENT/PROSPECTUS CONTAINS IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the definitive joint proxy statement/prospectus and other documents filed by FirstEnergy and GPU with the SEC at the SEC's Web site at http://www.sec.gov. Free copies of the definitive joint proxy statement/prospectus and each company's other filings with the SEC may also be obtained from the respective companies. Free copies of FirstEnergy's filings may be obtained by directing a request to FirstEnergy Corp., Investor Services, 76 S. Main St., Akron, Ohio 44308-1890. Telephone: 1-800-736-3402. Free copies of GPU filings may be obtained by directing a request to GPU, Inc., 310 Madison Avenue, Morristown, New Jersey 07962. Telephone: 1-973-401-8204.

 FirstEnergy, its directors, certain executive officers, and certain other employees (Thomas M. Welsh, Manager of Communications, and Kurt E. Turosky, Manager of Investor Relations) may be deemed under the rules of the SEC to be "participants in the solicitation" of proxies from the security holders of FirstEnergy in favor of the merger. FirstEnergy's directors and executive officers beneficially own, in the aggregate, less than 1% of the outstanding shares of FirstEnergy common stock. Security holders of FirstEnergy may obtain additional information regarding the interests of the "participants in the solicitation" by reading the joint proxy statement/prospectus relating to the merger.

 GPU, its directors (Theodore H. Black, Fred D. Hafer (Chairman: CEO and President), Thomas B. Hagen, Robert Pokelwaldt, John M. Pietruski, Catherine A. Rein, Bryan S. Townsend, Carlisle A.H. Trost, Kenneth L. Wolfe and Patrick K. Woolf), certain executive officers (Ira H. Jolles (Senior Vice President and General Counsel), Bruce L. Levy (Senior Vice President and CFO) and Carole B. Snyder (Executive Vice President Corporate Affairs)) and certain other employees (Jeff Dennard (Director of Corporate Communications), Joanne Barbieri (Manager of Investor Relations) and Ned Raynolds (Manager of Financial Communications)) may be deemed under rules of the SEC to be "participants in the solicitation" of proxies from the security holders of GPU in favor of the merger. GPU's directors and executive officers beneficially own, in the aggregate, less than 1% of the outstanding shares of GPU common stock. Security holders of GPU may obtain additional information regarding the interests of "participants in the solicitation" by reading the joint proxy statement/prospectus relating to the merger.


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